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(EXHIBIT 10.1(C))

                                  ADDENDUM TO LEASE

    The undersigned, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Tenant, and ALLIED FARMS, INC., as Landlord, under that certain Lease dated July 31, 1980 hereby certify as follows:

    1. That the undersigned Tenant has entered into occupancy of the premises described in said Lease;

    2. That said Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way;

    3. That the same represents the entire agreement between the parties as to said Leasing;

    4.  That the commencement date of said Lease is December 28, 1980;

    5.  That the termination date of said Lease is December 31, 1988.

    6. That all conditions of said Lease to be performed by Landlord, and necessary to the enforceability of said Lease have been satisfied;

    7.  That there are no defaults by either Landlord or Tenant thereunder;

    8.  That no rents have been prepaid, other than as provided in said Lease;
and

    9. That on this date there are no existing defenses or offsets which the undersigned Tenant has against the enforcement of said Lease by Landlord.

    EXECUTED this 6th day of February, 1981.

LANDLORD:                              TENANT:

ALLIED FARMS, INC.                     BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


By: /s/ Richard Kelton                 By:    /s/ [Text illegible]
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